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                         INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE

     NUMBER                                                          SHARES
    --------                                                        --------
     C
    --------                                                        --------

                             Thousand Trails, Inc.

   COMMON STOCK                              SEE REVERSE FOR CERTAIN DEFINITIONS
   PAR VALUE $0.01                           CUSIP

          --------------------------------------------------------------

THIS CERTIFIES THAT




IS THE OWNER OF

          --------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER
                                   SHARE OF

                             Thousand Trails, Inc.

(hereinafter the "Corporation") transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and its seal to be hereunto affixed.

                               SEE REVERSE SIDE
                           FOR CERTAIN RESTRICTIONS
                             ON TRANSFER OF STOCK
                              AND REQUIREMENTS TO
                                 TRANSFER STOCK


                              [CORPORATE SEAL OF
                             THOUSAND TRAILS, INC.
                                 APPEARS HERE]


   Countersigned and Registered:
               AMERICAN STOCK TRANSFER & TRUST COMPANY
                                             Transfer Agent and Registrar
   By


                                                     Authorized Signature


      /s/ W.B. Jaccard                          /s/ W. J. Shaw

              SECRETARY                                 PRESIDENT





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                          AMERICAN BANK NOTE COMPANY

                             THOUSAND TRAILS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     TRANSFER OF THESE SHARES IS SUBJECT TO RESTRICTIONS DESIGNED TO AVOID AN "OWNERSHIP CHANGE" WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. SUCH RESTRICTIONS ARE SET FORTH IN ARTICLE IX OF THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION. ARTICLE IX GENERALLY RESTRICTS UNTIL JUNE 30, 2011 (OR EARLIER IN CERTAIN EVENTS), DIRECT OR INDIRECT TRANSFER OF THESE SHARES THAT WOULD WITHOUT THE APPROVAL OF THE BOARD OF DIRECTORS (I) INCREASE TO MORE THAN 4.75% THE PERCENTAGE OWNERSHIP OF COMMON STOCK, $.01 PAR VALUE, OF THE CORPORATION ("COMMON STOCK") OF ANY PERSON WHO AT ANY TIME DURING THE PRECEDING THREE-YEAR PERIOD DID NOT OWN MORE THAN 4.75% OF COMMON STOCK, (II) INCREASE THE PERCENTAGE OF COMMON STOCK OWNED BY ANY PERSON THAT DURING THE PRECEDING THREE-YEAR PERIOD OWNED MORE THAN 4.75% OF THE COMMON STOCK, OR BY ANY GROUP OF PERSONS TREATED AS A "5 PERCENT SHAREHOLDER" (AS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") BUT SUBSTITUTING "4.75%" FOR "5 PERCENT"), OR (III) CAUSE AN OWNERSHIP CHANGE OF THE CORPORATION WITHIN THE MEANING OF SECTION 382 OF THE CODE.

     THE CORPORATION HAS THE RIGHT, PRIOR TO AND AS A CONDITION TO REGISTERING ANY TRANSFER OF THESE SHARES ON THE STOCK TRANSFER RECORDS, TO REQUEST INFORMATION FROM THE PURPORTED TRANSFEREE REGARDING SUCH PURPORTED TRANSFEREE'S ACTUAL AND CONSTRUCTIVE OWNERSHIP OF COMMON STOCK.

     ANY DIRECT OR INDIRECT TRANSFER OF THESE SHARES ATTEMPTED IN VIOLATION OF
ARTICLE IX IS VOID AB INITIO AS TO THE PURPORTED TRANSFEREE, AND THE PURPORTED TRANSFEREE WILL NOT BE RECOGNIZED AS THE OWNER OF SHARES OWNED IN VIOLATION OF
ARTICLE IX FOR ANY PURPOSE, INCLUDING FOR PURPOSES OF VOTING AND RECEIVING DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF COMMON STOCK, AND ANY SHARES PURPORTEDLY ACQUIRED IN VIOLATION OF ARTICLE IX WILL BE TRANSFERRED TO A TRUSTEE WHO WILL BE REQUIRED TO SELL THEM.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY SUCH RESTRICTIONS. THE FOREGOING IS A SUMMARY ONLY OF CERTAIN PROVISIONS OF
ARTICLE IX. THE CORPORATION WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS, A COMPLETE COPY OF SUCH RESTRICTIONS.




     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                    TEN COM -- as tenants in common
                    TEN ENT -- as tenants by the entirety
                    JT TEN  -- as joint tenants with right
                               of survivorship and not as
                               tenants in common

          UNIF GIFT MIN ACT --               Custodian
                               -------------           -------------
                                  (Cust)                  (Minor)
                               under Uniform Gifts to Minors
                               Act
                                  ------------------------
                                          (State)
    Additional abbreviations may also be used though not in the above list.


     For Value Received,                                        hereby sell,
                        ----------------------------------------
     assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF TRANSFEREE
     ----------------------------------------



     ---------------------------------------------------------------------------
                (Please print or typewrite name and address including
                           postal zip code of transferee)




                                                                          Shares
     ---------------------------------------------------------------------
     of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint


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                                                                        Attorney
     -------------------------------------------------------------------
     to transfer the said stock on the books of the within-named
     Corporation with full power of substitution in the premises.


     Dated:
           ---------------------------



                                         ---------------------------------------
NOTICE:  THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON ------->
THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT ALTER-
ATION OR ENLARGEMENT OR ANY
CHANGE WHATEVER.
                                         ---------------------------------------


                                         ---------------------------------------
                                            Signature(s) must be guaranteed by a
                                            commercial bank or trust company or
                                            a member firm of a major stock
                                            exchange.







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